UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 10, 2024

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL  33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Immersion Corporation, a Delaware corporation (the “Registrant”), filed with the Securities and Exchange Commission on June 12, 2024 (the “Initial Report”) and amended on August 26, 2024 (the “Amended Report”, together with the Initial Report, the “Original Reports”) related to the completion of the Registrant’s transactions with Barnes & Noble Education, Inc., a Delaware corporation (“BNED”). This amendment is being supplied solely to correct the inadvertent omission of the pro forma financial statements of the Registrant and BNED as of and for the year ended December 31, 2023 in Exhibit 99.2 of the Amended Report and to replace such exhibit in its entirety with Exhibit 99.2 attached hereto.

This Current Report on Form 8-K/A is being filed to amend the Original Reports to provide the pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Registrant and BNED would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the transactions.

Except as described above, all other information in the Original Reports remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Registrant and BNED as of and for the year ended December 31, 2023 and the three and six months ended June 30, 2024 are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.2	Unaudited pro forma combined financial information of the Registrant and BNED as of and for the year ended December 31, 2023 and the six months ended June 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	November 25, 2024	By:	/s/ J. MICHAEL DODSON
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer